AMENDMENT NO. 2 TO LICENSE AGREEMENT

This Amendment No. 2 to the License Agreement ("Amendment"), having an effective date of May 5, 2014 ("Amendment Effective Date"), is made and entered by and between The Ohio State Innovation Foundation, located at 1524 North High Street, Columbus, Ohio 43201 ("OSIF") and Microlin Bio, Inc, a New York corporation located at 302A W. 12th Street, Suite 114, New York, NY 10014 ("Licensee").

BACKGROUND

Ohio State and Licensee entered into a License Agreement dated September 6, 2013 and amended January 15, 2014 ("License Agreement") with respect to Ohio State # A2013-2069;

Ohio State and Licensee would like to amend and modify the License Agreement as identified below and such amendment shall be incorporated as part of the License Agreement.

The parties agree as follows:

1. Definitions. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the License Agreement.

2. Delete "Exhibit C Patent Applications" in its entirety and replace with "Exhibit C-1 Licensed Patent Applications (OVARIAN)"

3. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute an agreement, notwithstanding that all parties are not signatories to the same counterpart.

4. Continued Force and Effect. Except as provided in this Amendment, all terms, conditions, and provisions of the License Agreement shall remain and continue in full force and effect as provided therein.

IN WITNESS WHEREOF, the parties hereto have entered into this Amendment effective as of the Amendment Effective Date.

[AUTHORIZED SIGNATURES APPEAR ON THE FOLLOWING PAGE]

OHIO STATE INNOVATION FOUNDATION	MICROLIN BIO, INC
By: /s/ Timothy R. Wright	By: /s/ Joseph Hernandez
Name: Timothy R. Wright	Name: Joseph Hernandez
Title: President	Title: CEO and President
Date: May 5, 2014	Date: May 5, 2014

EXHIBIT C-1
LICENSED PATENT APPLICATIONS (OVARIAN)

Tech ID	App. Title		Inventors		Assignee
2007-028	Ultraconserved regions encoding ncRNAs are altered in human leukemias and carcinomas		Carlo Croce		OSURF
Tech ID	**Country**	**Appl. and/or Patent No.**	**Status**	**Type**	**Assignment Recordation Date and Reel/Frame No.**
2007-028	**US**	**60/963,329**	**Expired**	**Provisional priority**	
2007-028	AU	2008283997	Allowed	PCT	
2007-028	CA	2695514	Pending	PCT	
2007-028	CN	200880108689.2	Allowed	PCT	
2007-028	CN	201410065368.6	Pending	DIV	
2007-028	EP	8782609.5	Pending	PCT	
2007-028	EP	13175161.2	Pending	DIV	
2007-028	EP	13175167.9	Pending	DIV	
2007-028	EP	13175160.4	Published	DIV	
2007-028	JP	2010-519269	Pending	PCT	
2007-028	PCT	PCT/US2008/072081	Inactive	ORD	
2007-028	US	13/910,410	Published	DIV	6/27/13@030703/0739 to OSURF
2007-028	US	12/672,014 (USP8,465,918)	Issued		2/22/10@023971/0565 to OSURF
Tech ID	App. Title		Inventors		Assignee
2008-008	MicroRNA Signatures in Human Ovarian Cancer		Croce, Carlo		OSURF
Tech ID	**Country**	**Appl. and/or Patent No.**	**Status**	**Type**	**Assignment Recordation Date and Reel/Frame No.**
2008-008	**US**	**60/967,663**	**Expired**	**Provisional priority**	
2008-008	AU	2008296022	Allowed	PCT	
2008-008	CA	2698771	Pending	PCT	
2008-008	CN	200880112585.9	Pending	PCT	
2008-008	EP	2008799295.4	Allowed	PCT	
2008-008	JP	2010-524221 (JP5401460)	Issued	PCT	
2008-008	JP	2013-223103	Published	DIV	
2008-008	PCT	PCT/US2008/075565	Inactive	ORD	

2008-008	US	12/676,670	Pending	ORD	3/31/10@024169/0111 to OSURF
Tech ID	**App. Title**		**Inventors**		**Assignee**
2009-034	MicroRNA-based Methods and Compositions for the Diagnosis and Treatment of Ovarian Cancer		Alder, Hansjuerg; Cohn, David; Croce, Carlo; Resnick, Kimberly		OSU
Tech ID	**Country**	**Appl. and/or Patent No.**	**Status**	**Type**	**Assignment Recordation Date and Reel/Frame No.**
2009-034	**US**	**61/120,123**	**Expired**	**Provisional priority**	
2009-034	AU	2009322907	Pending	PCT	
2009-034	CA	2745746	Pending	PCT	
2009-034	CN	200980155340.9	Abandoned	PCT	
2009-034	EP	2009830750.7	Abandoned	PCT	
2009-034	JP	2011-539528	Abandoned	PCT	
2009-034	PCT	PCT/US2009/038214	Inactive	ORD	
2009-034	US	13/132,583	Published	ORD	6/29/11@026521/0946 to OSU
Tech ID	**App. Title**		**Inventors**		**Assignee**
2010-126	Materials and Methods Related to Modulation of Mismatch Repair and Genomic Stability by miR-155		Croce, Carlo; Valeria, Nicola		OSU
Tech ID	**Country**	**Appl. and/or Patent No.**	**Status**	**Type**	**Assignment Recordation Date and Reel/Frame No.**
2010-126	**US**	**61/318,042**	**Expired**	**Provisional priority**	
2010-126	AU	2011232669	Pending	PCT	
2010-126	CA	2794142	Pending	PCT	
2010-126	CN	201180022637.5	Published	PCT	
2010-126	EP	2011760035.3	Published	PCT	
2010-126	JP	2013-502642	Published	PCT	
2010-126	PCT	PCT/US2011/029348	Inactive	ORD	
2010-126	US	13/637,490	Published	PCT	12/4/12@029403/0877 to OSU
Tech ID	**App. Title**		**Inventors**		**Assignee**
2012-030	Methods and Materials Related to Ovarian Cancer		Croce, Carlo; Vecchione, Andrea		OSU

Tech ID	Country	Appl. and/or Patent No.	Status	Type	Assignment Recordation Date and Reel/Frame Numbers
2012-030	**US**	**61/547,109**	**Expired**	**Provisional priority**	
2012-030	**US**	**61/675,449**	**Expired**	**Provisional priority**	
2012-030	PCT	PCT/US2012/060225	Published	ORD	
2012-030	US	13/651,679	Published	ORD	12/5/12@029412/0356 to OSU; confirmatory license to NIH/DHHS recorded 5/21/13@030454/0347